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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2002

Voxcorp, Inc.
(Formerly Millennium MultiMedia.com Corporation)
(Exact name of registrant as specified in its charter)

Utah	000-30167	91-182-1949
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9301 Wilshire Boulevard, Suite 201, Beverly Hills, California (Address of principal executive offices)	90210 (Zip Code)

Registrant's telephone number, including area code: (310) 777-8876 formerly Millennium Multi Media.com Corporation
(Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document: 4

TABLE OF CONTENTS

ITEM 1.	CHANGES IN CONTROL OF REGISTRANT	1
ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS	1
ITEM 3.	BANKRUPTCY OR RECEIVERSHIP	1
ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT	1
ITEM 5.	OTHER EVENTS	1
ITEM 6.	RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS	1
ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS	1
SIGNATURES		2

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable.

ITEM 3.    BANKRUPCTY OR RECEIVERSHIP

        Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        The Company has engaged Grant Thornton, LLP to prepare the Company's financial statements for the periods ending June 30, 2001 and September 30, 2001 and the fiscal years ending December 31, 2001 and December 31, 2002. The Company has terminated its engagement with HJ & Associates, LLC. The Company had no disagreements with HJ & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company engaged Grant Thornton, LLP because it anticipates growing its business and desires a larger accounting firm.

ITEM 5.    OTHER EVENTS.

        Not Applicable.

ITEM 6.    RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

        Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

  (a)
  Financial Statements of Business Acquired

    Not Applicable.

  (b)
  Pro Forma Financial Information

    Not Applicable.

  (c)
  Exhibits

    Not Applicable.

1

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VOXCORP, INC. (Registrant)
Date: February 22, 2002	/s/ JOSEPH TORKAN Joseph Torkan, President

2

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FORM 8-K
TABLE OF CONTENTS
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 3. BANKRUPCTY OR RECEIVERSHIP
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 5. OTHER EVENTS.
ITEM 6. RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
SIGNATURES